Supplement dated July 29, 2022
to the following statutory prospectus(es):
BAE Future Corporate FPVUL and BOA CVUL Future dated May 1, 2022
Future Executive VUL and Next Generation Corporate Variable Universal Life dated May 1, 2019
BOA CVUL, BOA CVUL Future, and BOA TruAccord Variable Annuity (FlagHigh) dated May 1, 2008
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract/policy.
Effective July 29, 2022, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Variable Insurance Portfolios - Delaware Ivy Securian Real Estate Securities: Class II	Ivy Variable Insurance Portfolios - Delaware VIP Real Estate Securities: Class II
PROS-0675
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